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                                                                    Exhibit 23.2
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            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the inclusion of our report dated November 4, 1994, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 33-17758.


Arthur Andersen LLP
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Arthur Andersen LLP

Cleveland, Ohio
December 18, 1996